UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2016 (November 1, 2016)

ATLANTIC ALLIANCE PARTNERSHIP CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-37360	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue

New York, New York 10022
(Address of principal executive offices, including Zip Code)

(212) 409-2434

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As a result of the Meeting (as defined in Item 5.07 below), on November 1, 2016, Atlantic Alliance Partnership Corp. (the “Company”) entered into the Trust Agreement Amendment (as defined in Item 5.07 below) with Continental Stock Transfer & Trust Company (“Continental”), a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

Conversion of Loans

On November 1, 2016, (i) an aggregate of $1,000,000 of outstanding unsecured loans of the Company made available to the Company by certain directors or their affiliates (through the sponsor) were converted into ordinary shares of the Company at a conversion price of $10.00 per share and (ii) an aggregate of $1,852,000 of outstanding unsecured loans of the Company made available to the Company by certain directors or their affiliates (through the sponsor) were converted into ordinary shares of the Company at a conversion price of $10.50 per share. In the aggregate, 276,378 ordinary shares were issued to the sponsor in connection with such conversions. The sponsor shall not be entitled to (i) vote such shares in connection with a business combination or (ii) redeem such shares in connection with a liquidation of the Company. The new ordinary shares issued in connection with the conversion of such loans were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the registration requirements as provided in Section 3(a)(9) of the Securities Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the Meeting, on November 1, 2016, the Company filed with the British Virgin Islands Registry the Company’s Amended and Restated Memorandum and Articles of Association, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 1, 2016, the Company held a special meeting in lieu of an annual meeting of shareholders (the “Meeting”). At the Meeting, the shareholders approved the following items:

●	an amendment to the Company’s memorandum and articles of association (A) extending the date by which the Company must consummate its initial business combination and the date for cessation of operations of the Company if the Company has not completed an initial business combination from November 4, 2016 to November 3, 2017; and (B) removing the prohibition on the Company’s offering to redeem public shares held by the Company’s sponsor or its affiliates, directors or officers in connection with the consummation of a business combination (the “Extension Amendment”);

●	an amendment to the Investment Management Trust Agreement (as amended, the “Trust Agreement Amendment”) between the Company and Continental extending the date on which to commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering in accordance with the Trust Agreement Amendment to November 3, 2017 (the “Trust Amendment”)

●	to direct the election of each of John Service and Daniel Winston as a director, to serve until the 2019 annual meeting of shareholders or until his successor is elected and qualified; and

●	to direct the ratification of the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

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The number of ordinary shares presented for redemption in connection with the Extension Amendment was 6,976,958. An aggregate of approximately $73,400,000 (approximately $10.52 per share) is being returned to holders of such shares. In addition, an aggregate of approximately $145,000 is being distributed to shareholders that voted to approve the Extension Amendment and the Trust Amendment, which amount is equal to $0.02 for each of the 7,230,088 public shares of the Company that was voted to approve the Extension Amendment and the Trust Amendment.

Set forth below are the final voting results for each of the proposals:

(i) To amend the memorandum and articles of association to (A) extend the date by which the Company must consummate its initial business combination and the date for cessation of operations of the Company if the Company has not completed an initial business combination from November 4, 2016 to November 3, 2017; and (B) remove the prohibition on the Company’s offering to redeem public shares held by the Company’s sponsor or its affiliates, directors or officers in connection with the consummation of a business combination.

Shares Voted For	Shares Voted Against	Shares Abstaining
9,930,401	15,000	-

(ii) To amend the trust agreement to extend the date on which to commence liquidating the Trust Account in the event the Company has not consummated a business combination from November 4, 2016 to November 3, 2017.

Shares Voted For	Shares Voted Against	Shares Abstaining
9,930,401	15,000	-

(iii) To direct the election of each of John Service and Daniel Winston as a director, to serve until the 2019 annual meeting of shareholders or until his successor is elected and qualified.

	Shares Voted For	Shares Withheld
John Service	9,426,9014	518,500
Daniel Winston	9,426,9014	518,500

(iv) To direct the ratification of the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

Shares Voted For	Shares Voted Against	Shares Abstaining
9,930,401	0	15,000

There were no broker non-votes with respect to any of the proposals.

Item 8.01 Other Events

Amendments to Letter Agreements

On November 1, 2016, the Company amended those certain Letter Agreements, dated as of April 28, 2015, by and among the Company and the sponsor, officers and directors of the Company (the “Insiders”), to provide that:

●	the Insiders shall be entitled to redemption and liquidation rights, as applicable, with respect to any ordinary shares of the Company (other than founder shares, private placement shares and shares issuable upon conversion of debt of the Company held by Insiders) it holds (i) if the Company fails to consummate a business combination by November 3, 2017 or (ii) in connection with the consummation of a business combination; and

●	the Insiders shall not have the right to vote any ordinary shares of the Company issuable upon conversion of debt of the Company held by the Insiders in connection with a business combination.

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Waiver of Deferred Underwriting Fee

On November 1, 2016, Citigroup Global Markets Inc. (“Citi”), the representative of the underwriters in connection with the Company’s initial public offering (the “IPO”), waived its right to receive its deferred underwriting fee, in full, in the amount of $2,690,625, which amount had been held in the Trust Account pursuant to the underwriting agreement entered into by and between the Company and Citi in connection with the IPO.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Memorandum and Articles of Association
10.1	Amendment No. 1 to the Trust Agreement, dated November 1, 2016, by and between Atlantic Alliance Partnership Corp. and Continental Stock Transfer & Trust Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2016	ATLANTIC ALLIANCE PARTNERSHIP CORP.

	By:	/s/ Jonathan Mitchell
Name: Jonathan Mitchell
Title: Chief Financial Officer

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